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                                                                    Exhibit 10.1

                     AMENDMENT TO STOCK OPTION AGREEMENT

      THIS AMENDMENT TO STOCK OPTION AGREEMENT, entered into as of January 16, 1997, by and among Metro Global Media, Inc., a Delaware corporation formerly known as South Pointe Enterprises, Inc. with an office at 1060 Park Avenue, Cranston, RI 02910 (hereinafter called the "Company") and Kenneth F. Guarino, having a mailing address at 1060 Park Avenue, Cranston, RI 02910
(hereinafter called the "Optionee").

                              W I T N E S S E T H

      WHEREAS, the parties entered into a Stock Option Agreement effective as of January 1, 1993 (the "Stock Option Agreement"); and

      WHEREAS, the parties desire to amend the Stock Option Agreement as set forth herein.

      NOW THEREFORE, in consideration of the covenants herein set forth, the parties agree as follows:

      1.   Section 2 of the Option Agreement is hereby amended by deleting said
Section 2 in its entirety and by inserting to following, such that Section 2 shall be and shall read as follows:

                  2. Term of Option. This Option and all rights hereunder shall expire on December 31, 2006, unless this Option shall have sooner terminated as provided herein.

      2.   Section 5 of the Option Agreement is hereby amended by deleting said
Section 5 in its entirety.
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      3.    Except as expressly modified hereby, the Option Agreement is hereby ratified and affirmed and remains in full force and effect as of the date hereof.

      IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                                   Metro Global Media, Inc.

                                                   By: /s/ T. James  Blair
                                                       -------------------------
                                                       T. James Blair, Treasurer


                                                   /s/ Kenneth F. Guarino
                                                   -----------------------------
                                                   Kenneth F. Guarino